GMMS 1012-1
USA 11-95
CHEV 05/31/94                    CHEVROLET                            [LOGO]
                      DEALER SALES AND SERVICE AGREEMENT

In reliance upon the Agreement by the parties to fulfill their respective commitments, this Agreement, effective OCTOBER 13, 1998, is entered into by
                                       ----------------
General Motors Corporation, Chevrolet Motor Division ("Chevrolet"), a Delaware Corporation and

CAMP AUTOMOTIVE, INC.                                                  , a
---------------------------------------------------------------------
                   Dealer Firm Name

     [x]DELAWARE   corporation, incorporated on APRIL 13, 1961;
        ---------                               --------------
     [ ]proprietorship;

     [ ]partnership;

     [ ]other - specify ---------------------------------------------

doing business at 101 E MONTGOMERY AVE
                  ---------------------------------------------------
                  SPOKANE, WASHINGTON 99207-2220                     ("Dealer").
                  ---------------------------------------------------

                             OVERVIEW AND PURPOSE OF THE
                     CHEVROLET DEALER SALES AND SERVICE AGREEMENT

The principle purposes of this Agreement are to:

A. Authorize the Dealer to sell and service Chevrolet products and to represent itself as a Chevrolet Dealer.

B. Provide a framework within which Dealer and Chevrolet may accomplish their mutual objectives.

C. Provide a means whereby Chevrolet and Dealer may identify specific sales, CSI, facility and other requirements by which Dealer's performance under this Agreement may be evaluated.

D. Identify other commitments, rights and responsibilities of Chevrolet and Dealer.

Achieving Chevrolet's vision of market leadership while exceeding customer expectations in selling and serving Chevrolet products is dependent in a large part upon the maintenance of a quality network of authorized Dealers. Since Dealer represents Chevrolet to the public, it is fundamental to the success of Chevrolet that Dealer maintain its operations facilities and business methods in a manner which will support the Chevrolet Dealer Agreement. Chevrolet will conduct its operations and provide assistance, as practicable within the scope and terms of this Agreement, to assist Dealer to accomplish the requirements of this Agreement and the Chevrolet vision. Chevrolet will from time to time provide instructions, programs, requirements and suggestions developed in accordance with this Agreement to both supplement the Agreement and assist Dealer and Dealer network.

Chevrolet's vision is to be America's automotive leader providing Total Customer Enthusiasm through:

     - Empowered people,
     - Exceptional products,
     - Excellent purchase and ownership experience,

providing outstanding value and a superior return on investment for all stakeholders.

GMMS 1012-3
USA 11-95
CHEV 05/31/94

FOURTH
Chevrolet and dealers recognize that the decisions made by Chevrolet Motor Division directly impact the business and livelihood of its Dealer Body as well as the ultimate satisfaction of its customers. Chevrolet, in accord with members representing the Chevrolet dealer body, seek to enhance its decision making process by establishing certain methods for the inclusion of the collective Dealer Body input in all are as directly affecting our mutual business concerns. The forum for this is generally provided through three principle processes: The National Dealer Council, The National Dealer Council Work Teams, and The Partnership Council.

A.  NATIONAL DEALER COUNCIL

    The purpose of the National Dealer Council is to establish a forum for Chevrolet and its dealers to partner in determining Chevrolet's future direction and strategies. Council members will participate in work teams and other joint policy-making groups affecting our business. Much progress has been made as a result of the National Dealer Council involvement, and Chevrolet is committed to ensuring that this avenue continues.

     - The National Dealer Council will consist of elected Chevrolet dealer representatives from each Zone and serve a three year term. A dealer operator must have at least three years experience as a Chevrolet dealer and be involved in the day to day operations of the dealership business in order to qualify for election.

     - Council representatives will communicate with the dealer body in the Zone they are representing by providing feedback on dealer council activities and informing the Dealer Council and Chevrolet of dealer body concerns.

     - Dealer Council formally convenes up to three times a year. Individual Council members may be asked to attend additional meeting throughout the year in connection with their team assignments. Dealer Council members will serve on work teams and participate in the decision making process with Chevrolet Motor Division.

     - Any training deemed necessary by the National Dealer Council to assist in fulfilling their responsibilities will be provided by Chevrolet.

B.  NATIONAL DEALER COUNCIL WORK TEAMS

    National Dealer Council representatives, Chevrolet/GM management, and Chevrolet Dealers will serve jointly on work teams which are created to focus on issues of mutual concern to dealers and Chevrolet. The work teams will utilize the consensus decision making process to achieve a best value decision depending on the defined role of each group and the requirements of each issue under consideration.

     - Work teams will cover areas such as: Dealer Organization, Education and Training, Product, Service/Parts, Distribution, Sales/Financial, Marketing, and Total Customer Enthusiasm. The National Dealer Council and Chevrolet may establish, change or discontinue teams as deemed necessary.

     - Dealers may serve on a work team for up to a three year term. Meetings will take place on an as needed basis through phone conversations, fax system, or in person.

C.  PARTNERSHIP COUNCIL

    The responsibility of the Partnership Council is to coordinate work team structures and activities of the National Dealer Council. The Partnership Council is comprised of an equal number of Chevrolet Dealer Council members and Chevrolet representatives which operate as a policy making body. The Partnership Council will also address issues from the National Dealer Council and inform the necessary work teams as needed.

GMMS 1012-5
USA 11-95
CHEV 05/31/94

SEVENTH

d)  Software:

From time to time during the term of this Agreement, GM will make available to Dealer certain information, data, software or firmware ("software") electronically, incorporated into tools or other products or by other means. This Software may be owned outright by GM, or jointly with, or wholly by, a GM affiliated company or authorized supplier. Dealer agrees to limit its use of the Software to Dealership Operations and comply with any other restrictions on its use.

                                          TRAINING

EIGHTH
Chevrolet will from time to time provide training which Chevrolet believes will enhance Dealers ability to meet the requirements of the Dealer Agreement. Dealer will, to the extent practicable, participate in that training. Further, Chevrolet will on occasion designate certain training that will be required in accordance with Article 8 of the additional provisions. Dealer agrees that it will participate in any training so designated. Decisions on training requirements will be determined in accordance with Paragraph Fourth of this agreement.

                          DEALER IDENTIFICATION, IMAGE AND FACILITIES

NINTH
Dealer and Chevrolet recognize that the appearance, signs, environment and quality of Dealer's facility have significant impact on Chevrolet products and Dealer. Dealer, therefore, agrees that its dealership premises will be properly equipped and maintained, and that the interior and exterior retail environment and signs will comply with reasonable requirements Chevrolet will establish to promote and preserve the image of Chevrolet and its Dealers. Decisions on any material changes to the image, sign and/or dealership facility requirements will be determined in accordance with Paragraph Fourth of this agreement.

                                      DISPUTE RESOLUTION

TENTH
Chevrolet recogonizes that the mutual respect, trust and confidence which has been the cornerstones of Chevrolet-Dealer relations are essential to accomplishing the objectives of this Agreement. While the relationship between Chevrolet and Dealer is a very positive one, Chevrolet recognizes that from time to time there may be disagreements between Chevrolet and Dealer concerning rights and obligations arising under this Dealer Agreement. It is contemplated that most disagreements that may arise between Dealer and Chevrolet will be resolved through discussion between Dealer and Chevrolet field management. In fact, Dealer is strongly encouraged to discuss and to resolve any differences through the local field office, the Chevrolet entity most familiar with Dealer and its operations. However, in those instances where a disagreement between Dealer and Chevrolet cannot be resolved, Dealer may choose to seek review through the Dispute Resolution Process, which provides for senior sales management review and Binding Arbitration. This process is always voluntary on the part of Dealer and is voluntary on the part of Chevrolet except as provided in the details of the. Dispute Resolution Process as set forth in a separate booklet (GMMS-1019).

                               BUSINESS MANAGEMENT RESPONSIBILITY

ELEVENTH
If Dealer is an authorized Dealer for more than one division of General Motors, Chevrolet will be primarily responsible for administering the provisions of the Dealer Agreements relating to the Dealer Statement of Ownership, dealership location and premises addendum and capital standard addendum. Chevrolet will execute or extend those documents for all divisions.

GMMS 1033
USA 11-90
DNPS 3/22/90                     MULTIPLE DEALER OPERATOR ADDENDUM
                                               TO
                                    GENERAL MOTORS CORPORATION
                               DEALER SALES AND SERVICE AGREEMENT

This Multiple Dealer Operator ("MDO") Addendum executed by General Motors Corporation is effective as of OCTOBER 13, 1998
                               ----------------

General Motors Corporation, acting in reliance upon the information provided by Dealer, agrees with Dealer as follows:

1.  General Motors, at the request of Dealer, approves SIDNEY B. DEBOER
                                                       ----------------
    as the Multiple Dealer Operator of Dealer based upon representations by Dealer that SIDNEY B. DEBOER has majority ownership and voting control of
                ----------------
    Dealer and will continue to do so for the term of this Dealer Agreement.

2.  Dealer has executed a "Successor Addendum" identifying a replacement
    Dealer Operator acceptable to General Motors in the event of the death or incapacity of SIDNEY B. DEBOER. Dealer will continue the existing Successor
                  ----------------
    Addendum, or some other Successor Addendum acceptable to General Motors, in effect during the full term of this Dealer Agreement.

3.  General Motors, at the request of Dealer, approves PHILIP S. CAMP as the
                                                       --------------
    Executive Manager ("EM") of Dealer based upon the representations made in the Executive Manager Application and related documents. General Motors also relies on representations by Dealer that the EM has the managerial authority and responsibility to conduct all day-to-day dealership operation.

4.  The personal qualifications of PHILIP S. CAMP as Executive Manager are a
                                   --------------
    valuable consideration upon which General Motors enters this Dealer Agreement. Dealer will not replace its Executive Manager without a prior written request to and written approval from General Motors.

5.  Failure of Dealer to retain an Executive Manager approved by General
    Motors will constitute a failure of performance and material breach of this MDO Addendum and the Dealer Agreement. Such failure will constitute good cause for termination of the Dealer Agreement.

6. The terms of this Addendum constitute the only agreement between the parties, either oral or written, regarding either the Multiple Dealer Operator or Executive Manager of Dealer.

This MDO Addendum may be terminated at any time by written agreement between General Motors and Dealer. It will automatically expire upon termination or non-renewal of the Dealer Agreement. This Addendum cancels, replaces, and supersedes any previous MDO Addendum executed by Dealer and General Motors for this dealership location. The terms of this Addendum are in addition to the terms contained in the Dealer Agreement.

CAMP AUTOMOTIVE, INC.
-------------------------------------------------------------------------------
                                Dealer Firm Name

SPOKANE, WASHINGTON
------------------------------------------------
                City, State

By /s/                                               CHEVROLET MOTOR DIVISION
  --------------------------------------             GENERAL MOTORS CORPORATION
  Signature                        Date

By                                           By /s/
  --------------------------------------       -------------------------------
  Signature                         Date       ZONE MANAGER


GLOSSARY: THE TERMS BELOW, AS USED BY THE PARTIES TO THIS MDO ADDENDUM, ARE DEFINED AS INDICATED:

1. "Multiple Dealer Operator" - the person so designated is the majority owner of Dealer recognized as a Dealer Operator in more than one General Motors Dealer company, whether or not that person is also the Executive Manager of Dealer. The "MDO" is responsible for the overall management of Dealer and compliance with the Dealer Agreement.

2. "Executive Manager" - the person so designated is personally responsible for the day-to-day management of Dealer operations and compliance with the Dealer Agreement. The "EM" has no management responsibilities at any other Dealer company.

GSD 206
USA 11-90
DNPS 4/06/90                 CHEVROLET MOTOR DIVISION
                              MOTOR VEHICLE ADDENDUM
                                         TO
                             GENERAL MOTORS CORPORATION
                          DEALER SALES AND SERVICE AGREEMENT

CAMP AUTOMOTIVE, INC.
------------------------------------------------------------------------------
                              Dealer Firm Name

               SPOKANE, WASHINGTON
     -------------------------------------------------------------------
                                City, State

Effective OCTOBER 13, 1998, Dealer, as an authorized Chevrolet dealer, has a
          ----------------
non-exclusive right to buy the following new Motor Vehicles marketed by Chevrolet Motor Division of General Motors Corporation, subject to the terms listed on the reverse side of this addendum. As long as dealer continues to comply, Chevrolet will process dealer's orders in accordance with established procedures.

                                 PASSENGER CARS

              CAMARO, CAVALIER, CORVETTE, IMPALA, LUMINA, MALIBU, METRO,
                               MONTE CARLO, PRIZM


                                LIGHT DUTY TRUCKS
                   ASTRO, BLAZER, C 3500 HD, C/K 1500-3500,
                 CHEVY  EXPRESS CARGO VAN, CHEVY EXPRESS PASSENGER VAN,
                P MODELS (P12, P32, P42), S-10, SILVERADO, SUBURBAN,
                              TAHOE, TRACKER, VENTURE

This Motor Vehicle Addendum shall remain in effect unless and until superseded by a new Motor Vehicle Addendum furnished Dealer by Chevrolet. This Motor Vehicle Addendum cancels and supersedes any previous Motor Vehicle Addendum furnished Dealer by Chevrolet.

                                                  CHEVROLET MOTOR DIVISION
  ACKNOWLEDGED                                   General Motors Corporation


By /s/                                       By
--------------------------------------         -------------------------------
Dealer                            Date         Signature                  Date

                                                /s/
                                               -------------------------------
                                               ZONE MANAGER


                                               -------------------------------
                                               General Sales & Service Manager

(Dealer should file this Motor Vehicle Addendum with Dealer's current Dealer Agreement.)

GSD 206K
USA 11-90
DNPS 6/01/90
                                   CHEVROLET MOTOR DIVISION
                                    MOTOR VEHICLE ADDENDUM
                                             TO
                                 GENERAL MOTORS CORPORATION
                             DEALER SALES AND SERVICE AGREEMENT

     CAMP AUTOMOTIVE, INC.
------------------------------------------------------------------------------
                                    Dealer Firm Name

                 SPOKANE, WASHINGTON
            ---------------------------------------------------------
                                      City, State

Effective OCTOBER 13, 1998, Dealer, as an authorized Chevrolet dealer, has a
          ----------------
non-exclusive right to buy the following new Medium Duty Truck Motor Vehicles marketed by Chevrolet Motor Division of General Motors Corporation:

                            C6H SERIES CONVENTIONAL CAB/CHASSIS,
                            C7H SERIES CONVENTIONAL CAB/CHASSIS,
                             P6 SERIES FORWARD CONTROL CHASSIS

This Motor Vehicle Addendum shall remain in effect unless cancelled or until superseded by a new Motor Vehicle Addendum furnished Dealer by Chevrolet.




                                                   CHEVROLET MOTOR DIVISION
                                                  General Motors Corporation


                                         By /s/
                                           -----------------------------------
                                           Signature                      Date


                                           -----------------------------------
                                           ZONE MANAGER

(Dealer should file this Motor Vehicle Addendum with Dealer's current Dealer Agreement.)

GSD 206M
USA 11-90
DNPS 2/01/96

                              CHEVROLET MOTOR DIVISION
                               MOTOR VEHICLE ADDENDUM
                                         TO
                              GENERAL MOTORS CORPORATION
                          DEALER SALES AND SERVICE AGREEMENT

     CAMP AUTOMOTIVE, INC.
------------------------------------------------------------------------------
                                Dealer Firm Name

          SPOKANE, WASHINGTON
     -----------------------------------------------------------------
                                  City, State

Effective OCTOBER 13, 1998, Dealer, as an authorized Chevrolet dealer, has a
          ----------------
non-exclusive right to buy the following new Medium Duty Track Motor Vehicles marketed by Chevrolet Motor Division of General Motors Corporation:

                 TILT CAB - T5500, T6500, T7500 AND T8500 SERIES

This Motor Vehicle Addendum shall remain in effect unless cancelled or until superseded by a new Motor Vehicle Addendum furnished Dealer by Chevrolet. This Motor Vehicle Addendum cancels and supersedes any previous Motor Vehicle Addendum furnished Dealer by Chevrolet relating to T-Series Vehicles.



                                                      CHEVROLET MOTOR DIVISION
                                                     General Motors Corporation



                                                By /s/
                                                  ----------------------------
                                                  Signature               Date




                                                  ----------------------------
                                                  ZONE MANAGER

(Dealer should file this Motor Vehicle Addendum with Dealer's current Dealer Agreement.)

GMMS 1006
USA 11-90
DNPS 5/01/90

                                      SUCCESSOR ADDENDUM
                                              TO
                                 GENERAL MOTORS CORPORATION
                           DEALER SALES AND SERVICE AGREEMENT

This Successor Addendum is effective OCTOBER 13, 1998 and is executed
                                     ----------------
pursuant to the provisions of Article 12.1 of the current Dealer Agreement in effect between the undersigned Dealer and Division of General Motors.

On the basis of the information provided by Dealer, in connection with the Request for Execution of Successor Addendum, Division and Dealer Agree that:

     1. Subject to paragraphs 2 and 3 below, the proposed dealer operator(s) for purposes of designating and establishing a proposed successor dealer as provided in Article 12.1 of the Dealer Agreement shall be

               BRYAN DEBOER
         -------------------------------------------------------------------
         -------------------------------------------------------------------

     2.   If more than one current Dealer Operator is named in 1 above,

          a. the remaining Dealer Operator alone shall have the right to designate a proposed successor dealer, or [ ] Yes

          b. all of the preposed dealer operators who remain or survive, including the remaining Dealer Operator, shall acting together have such rights, [ ] Yes

     3. The following person(s), if any, shall be proposed owner(s) (indicate "none", if applicable):

              NONE
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

     4. Dealer may cancel an executed Successor Addendum at any time prior to the death of any party named as Dealer Operator in Paragraph THIRD of this Agreement. General Motors may cancel an executed Successor Addendum only if the proposed dealer operator no longer complies with the requirements of Article 12.1.1. The parties may execute a new and superseding Successor Addendum by mutual agreement. If Division has previously notified Dealer that it does not plan to continue Dealership Operations at the Dealership Location, Division shall have no obligation to execute a Successor Addendum, except for a renewal of an existing Successor Addendum with the same proposed dealer operator provided Dealer and the Proposed Dealer Operator comply with the requirements of Article 12.1.1.

    5. This Addendum shall become null and void upon the execution of a new Dealer Agreement by Dealer and Division.

    6. This Successor Addendum cancels and supersedes any previous Successor Addendum between the parties.

CAMP AUTOMOTIVE, INC.
------------------------------------------------------------------------------
                                  Dealer Firm Name

              SPOKANE, WASHINGTON
     --------------------------------------------------------------------
                                   City, State


                                                    CHEVROLET MOTOR DIVISION
                                                    General Motors Corporation

By /s/                                      By
  -------------------------------------       --------------------------------
  Signature and Title             Date        ZONE MANAGER                Date



The undersigned, as all Dealer Operator(s) and Owner(s) of Dealer, hereby individually signify their concurrence with the above agreements and waive any rights in conflict with the above agreements they may have or acquire under either the Dealer Agreement or applicable law.


 /s/
---------------------------------             -------------------------------
                             Date                                        Date




---------------------------------             -------------------------------
                             Date                                        Date